                                                                    EXHIBIT 10.3

 [NOTE: CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES
              AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.]

                              AMENDED AND RESTATED

                           WRIGHT EXPRESS CORPORATION
                          SHORT-TERM INCENTIVE PROGRAM

ARTICLE 1- PURPOSE OF PROGRAM

Wright Express Corporation has adopted this Short-Term Incentive Program ("STIP") to attract and retain high-performing employees; to provide incentives for eligible employees to achieve specified company, department and/or individual performance goals; and to reward such employees for the achievement of specified goals on an annual basis. The Short-Term Incentive Program is intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.

ARTICLE 2- DEFINITIONS

Wherever used in this document, the following terms have the meanings set forth below.

2.1 APPENDIX means an Appendix to this Program document containing targets, payment metrics, and other terms of the Program (or modifications thereof) applicable to a specific Plan Year. The Appendices shall be considered part of the Program document.

2.2 COMPANY means Wright Express Corporation.

2.3 ELIGIBLE EARNINGS means total gross pay for the applicable Plan Year (or the portion thereof during which the Participant is actively employed and eligible to participate in the STIP), including, salary or wages classified by the Company as regular; paid time off (PTO), whether planned or unplanned; holiday; bereavement; jury duty; retroactive pay; overtime pay; shift differential; language differential; and excluding, salary or wages classified by the Company as disability pay, commission/incentive pay, and bonuses.

2.4 EFFECTIVE DATE means January 1, 2007.

2.5 MBO means management by objectives.

2.6 PARTICIPANT means an eligible employee who participates in the Program for a Plan Year in accordance with Article 3.

2.7 PLAN YEAR means the fiscal year of the Company; as of the Effective Date, the Plan Year is the calendar year.

2.8 PROGRAM means this Wright Express Corporation Short-Term Incentive Program, as amended from time to time, including the provisions of any Appendix, which are

                                                                    EXHIBIT 10.3

 [NOTE: CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES
              AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.]

incorporated herein.

ARTICLE 3- PARTICIPATION

3.1 ELIGIBLE EMPLOYEES

Each full-time regular or part-time regular employee of the Company who meets the following requirements shall be a Participant for a Plan Year:

          (a) The employee is not eligible for any other commission or incentive variable pay plan of the Company.

          (b) The employee commences employment on or before November 1 of the applicable year; and

          (c) Except as provided in Section 3.2, the employee is actively employed on the bonus payment date for the applicable year.

3.2 SPECIAL RULES

          (a) A Participant who dies or becomes totally disabled during a Plan Year (as determined under the Company's Long-Term Disability program) may receive a pro-rated bonus for the applicable year based on his or her Eligible Earnings during the period of the Participant's active employment. Any bonus payable to a deceased Participant shall be paid to his or her personal representative.

          (b) A Participant who is not actively employed on the bonus payment date for a Plan Year due to an approved leave of absence may receive a pro-rated bonus for the applicable year based on his or her Eligible Earnings during the period of the Participant's active employment.

          (c) A Participant who shall be the subject of a Performance Improvement Plan at the time payments are made under Section 5.1 of the Program with respect to any Plan Year shall not be eligible to receive a payment under the Program for such Plan Year until he or she has successfully met the requirements of the Performance Improvement Plan.

ARTICLE 4- ANNUAL INCENTIVES

The Corporate and Executive Officer MBOs for each Plan Year shall be approved by the Compensation Committee of the Company's Board of Directors, or its delegate.

An Individual Effectiveness Factor ("IEF") shall be assigned to an employee classified as an "associate" based on criteria established by the Company. The IEF for each associate shall be initially established at 1.00. An associate's IEF for a Plan Year may be adjusted

                                                                    EXHIBIT 10.3

 [NOTE: CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES
              AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.]

down, but not below 0.80, or up, but not above 1.20, by action of his or her supervisor with the approval of his or her division Senior Vice President and the Company's President and Chief Executive Officer. However, the foregoing adjustments (in the aggregate) must not increase the total amount payable under the Program for the given year.

The performance measures applicable to a Plan Year shall be set out in the Appendix.

ARTICLE 5- PAYMENTS

5.1 TIME AND FORM

Bonuses shall be calculated and paid in a single payment for the applicable year, by no later than March 31 of the following year.

5.2 POSITION CHANGES

"Position changes" for a Plan Year include promotions, demotions, and transfers between positions and/or departments.

          (a) For a non-Management Participant who is STIP eligible for the entire year, the amount of the Participant's bonus is calculated based on his or her position on December 31 of the applicable year.

          (b) For a non-Management Participant who is an eligible employee for a portion of the year and an ineligible employee for a portion of the year, the amount of the Participant's bonus is calculated based on pro-ration for the portion of the year in which he or she was an eligible employee.

          (c) For a Participant who is, at any point during the year, a Manager, Director, Vice President, Senior Vice President, or the President and Chief Executive Officer, the amount of the Participant's bonus is calculated based on the period of time in each STIP eligible position and the associate's STIP target percentage for each position during the applicable year.

5.3 TAXES

All federal, state or local taxes that the Program Administrator determines are required to be withheld from any payments made under the Program shall be withheld.

ARTICLE 6- ADMINISTRATION

6.1 PROGRAM ADMINISTRATOR

The Program shall be administered by the Compensation Committee of the Company's

                                                                    EXHIBIT 10.3

 [NOTE: CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES
              AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.]

Board of Directors, which may delegate administrative responsibility in whole or in part to the President and Chief Executive Officer and/or the Senior Vice President, Human Resources ("Administrators"), subject to any requirements for review and approval that may be established by the Compensation Committee. In all areas not specifically reserved for such review and approval, the decisions of the applicable Administrator shall be binding on the Company and each eligible employee under Article 3. Notwithstanding the foregoing, the Compensation Committee may not modify MBOs or other performance criteria during a Plan Year so as to increase the payment to a Section 162(m) Participant (as defined below) or exercise its discretion to increase the amount of incentive pay that would otherwise be due a Section 162(m) Participant upon attainment of a performance goal.

6.2 CLAIMS

Claims regarding payments under the Program shall be directed to a Participant's direct supervisor and/or the Company's Compensation Department. Any claim regarding the amount of any bonus payment hereunder shall be made within 30 days of the date of such payment, or shall be forfeited.

ARTICLE 7- AMENDMENT AND TERMINATION

The Company reserves the right to terminate, amend, modify and/or restate this Program, in whole or in part, at will at any time, with or without advance notice.

ARTICLE 8- MISCELLANEOUS

8.1 PAYMENT ADJUSTMENTS AND SPECIAL CIRCUMSTANCES

The Compensation Committee shall have the authority to adjust payments under the Program (upward or downward) at its discretion. Subject to the approval of the Compensation Committee, the President and Chief Executive Officer and the Senior Vice President, Human Resources, acting together, shall have the power to adjust payments under the Program (upward or downward) as and to the extent appropriate to achieve the stated goals and purposes of the Program and may approve exceptions to the Program under special circumstances, to avoid undue hardship with respect to a Participant. Notwithstanding the foregoing, neither the Compensation Committee, the President and CEO, the Senior Vice President, Human Resources, nor any other person may increase or accelerate the payment due to any Section 162(m) Participant with respect to any Plan Year. The term "Section 162(m) Participant" shall mean the President and CEO and each of the four highest paid officers of the Company (other than the President and CEO) on the last day of the taxable year, for purposes of the executive compensation disclosure rules under the Securities Exchange Act of 1934.

                                                                    EXHIBIT 10.3

 [NOTE: CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES
              AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.]

8.2 INFORMATION

The Program Administrators shall be responsible for ensuring effective communication of the Program to eligible employees. Copies of the Program shall be available to all Participants. All modifications and changes to the Program shall be appropriately documented and communicated to Participants.

8.3 NO GUARANTEE OF PAYMENT

The Company does not guarantee payment of any bonus amounts hereunder, except to the extent that payment is required by applicable law.

8.4 LIMITATION OF EMPLOYEES' RIGHTS

Nothing contained in the Program shall confer upon any person a right to be employed or to continue in the employ of the Employer, or interfere in any way with the right of the Employer to terminate the employment of a Participant at any time, with or without cause.

IN WITNESS WHEREOF, Wright Express Corporation has caused this document to be executed by its duly authorized officer this 30th day of March, 2007.

WRIGHT EXPRESS CORPORATION


By: /s/ Robert C. Cornett
    ---------------------------------
    Robert C. Cornett
Its: Senior Vice President, Human
     Resources

Date: March 30, 2007

                                                                    EXHIBIT 10.3

 [NOTE: CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES
              AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.]

                                   APPENDIX I
                                2007 STIP FACTORS

STIP WEIGHTINGS

                                 WEX Corporate MBOs
                          --------------------------------   Exec Shared, VP
                          Adj Net Income   PPG Adj Revenue      & Mgr MBOs
                          --------------   ---------------   ---------------
CEO/SVPs                        60%              20%               20%
Vice Presidents                 60%              20%               20%
Managers                        50%              20%               30%
Individual Contributors         50%              20%               30%

PPG: Price Per Gallon

PAYOUT LEVELS

In 2007, the Company must achieve at least threshold results for Adjusted Net Income in order to pay out any portion of the Short Term Incentive Program.

Performance Results   Payout %
-------------------   --------
     Threshold           50%
       Target           100%
        Max             200%

MBOS

Corporate MBOs

                         Threshold       Target
  Performance Goal      Performance   Performance   Maximum Performance
  ----------------      -----------   -----------   -------------------
  Adj Net Income(1)        $[**]         $[**]             $[**]
PPG(2) Adj Revenue(3)      $[**]         $[**]             $[**]

(1) NOTE: Adjusted Net Income means Adjusted Net Income for the year ended December 31, 2007 as reported in the Corporation's Form 8-K filing reporting the Corporation's results for the 4th Quarter of 2007, adjusted to exclude the following items (if any):

          -    losses from discontinued operations;

          - the cumulative effect of changes in Generally Accepted Accounting Principles;

          - any one-time charge or dilution resulting from any acquisition or divestiture;

          -    the effect of changes to our effective federal tax rates;

          -    extraordinary items of loss or expense;

          - and any other unusual or nonrecurring items of loss or expense, including restructuring charges.

     Notwithstanding the foregoing, the Compensation Committee may exercise discretion to include all or part of an item of loss or expense or to exclude all or part of an item of gain or income that the Compensation

                                                                    EXHIBIT 10.3

 [NOTE: CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES
              AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.]

     Committee believes was not attributable to or does not accurately reflect the current and continuing performance of the Corporation.

(2)  PPG: Price Per Gallon

(3) PPG Adjusted Revenue is reported 2007 Revenue adjusted for the difference between reported 2007 PPG and Board-approved budgeted 2007 PPG.

Executive Officer MBOs

CEO and SVPs share the following MBOs:

WEIGHT          PERFORMANCE GOAL             THRESHOLD PERFORMANCE            TARGET PERFORMANCE             MAXIMUM PERFORMANCE
------   ------------------------------   --------------------------   -------------------------------   --------------------------
  10%    By January 31, 2008, the Board   $[**] MILLION REVENUE PLAN   $[**] MILLION REVENUE PLAN        $[**] MILLION REVENUE PLAN
         of Directors will evaluate the
           Executive Team on progress     -    2.5 rating on           -    3.0 rating on evaluation     -    4.0 Rating on
           towards achievement of the          evaluation criteria          criteria AND                      evaluation criteria
              [**] Strategic Growth            AND                                                            AND
                  Initiatives.                                         -    Achievement of 2007 Target
                                          -    Achievement of 2007          strategic revenue goals      -    Achievement of 2007
                                               Threshold strategic                                            Maximum strategic
                                               revenue goals                                                  revenue goals

  10%           Operational Scale              Cost per transaction         Cost per transaction              Cost per transaction
                                               of $[**]                     of $[**]                          of $[**]

STRATEGIC INITIATIVES   [**] REVENUE GOAL
---------------------   -----------------
[**]                          $[**]m
[**]                          $[**]m
[**]                          $[**]m
[**]                          $[**]m
[**]                           TBD
[**]                           TBD

EVALUATION CRITERIA

- Strategic initiative business plans are well developed and provide a clear pathway for achievement of [**] revenue and income targets.

- Appropriate resources (people, financial, technology) have been assigned and committed to execute on each business plan.

- Effective and timely communication is provided to the board regarding progress against each initiative.

- At least one initiative shows strong potential to achieve greater than $[**] million in revenue by [**].

RATING SCALE

1 = Does not meet board expectations

2 = Partially meets board expectations

3 = Meets board expectations

4 = Exceeds board expectations

5 = Exceeds board expectations by a wide margin

                                                                    EXHIBIT 10.3

 [NOTE: CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES
              AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.]

                          2007 STRATEGIC REVENUE GOALS

                              THRESHOLD
   PERFORMANCE GOAL          PERFORMANCE        TARGET PERFORMANCE   MAXIMUM PERFORMANCE
----------------------   -------------------   -------------------   -------------------
2007 Strategic Revenue   $[**]m revenue from   $[**]m revenue from   $[**]m revenue from
      Achievement           sources below         sources below         sources below
----------------------   -------------------   -------------------   -------------------
[**]                            $[**]                 $[**]                  $[**]
[**]                            $[**]                 $[**]                  $[**]
[**]                            $[**]                 $[**]                  $[**]
[**]                            $[**]                 $[**]                  $[**]
[**]                            $[**]                 $[**]                  $[**]
[**]                            $[**]                 $[**]                  $[**]
[**]                            $[**]                 $[**]                  $[**]
TOTAL                           $[**]                 $[**]                  $[**]

SVP Sales Additional Incentive

                      2007 SVP, Sales Special Incentive

                               Company        Special Incentive
PPG Adj Revenue $(,000)   Performance Level   Performance Level   SVP, Sales Payout
-----------------------   -----------------   -----------------   -----------------
         $[**]                  [**]%                Miss              $      0
         $[**]                  [**]%             Threshold            $ 50,000
                                [**]%
         $[**]                  [**]%               Target             $100,000
                                [**]%
         $[**]                  [**]%             Target/Max           $150,000
         $[**]                  [**]%                Max               $200,000

No payout below Threshold level

Payout for performance between levels above threshold will be incrementalized

If results exceed maximum of special incentive, CEO can recommend higher payout for approval

Vice President MBOs

Each Vice President generally has [**] MBOs. [**] of which will be an organizational shared MBO. For 2007, these organizational shared MBOs generally include a strategic revenue goal and a goal for organizational scale.

                                                                    EXHIBIT 10.3

 [NOTE: CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES
              AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.]

Department MBOs

Each Manager generally has [**] MBOs shared by all STIP-eligible members of their department. Generally, [**] of these MBOs will mirror the organizational shared MBO assigned to their VP.